UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) December 10, 2024

NEURONETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38546	33-1051425
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3222 Phoenixville Pike, Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (610) 640-4202
(Former name or former address, if changed since last report.) Not applicable.

Check the appropriate box below if the
Form 8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name on each exchange on which registered
Common Stock ($0.01 par value)	STIM	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or
Rule 12b-2
of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange
Act. ☐

Table of Contents
Explanatory Note
As previously disclosed in the Current Reports on Form
8-K
filed by Neuronetics, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”), the Company entered into an arrangement agreement on August 11, 2024 with Greenbrook TMS Inc. (“Greenbrook”), pursuant to which the Company agreed to acquire all of the issued and outstanding common shares of Greenbrook pursuant to a plan of arrangement under the Business Corporations Act (Ontario) (the “Arrangement”). The Arrangement was effective as of December 9, 2024.
This Amendment No. 1 on Form
8-K/A
is being filed to amend Item 9.01(a) and (b) of the Current Report on Form
8-K
that the Company filed with the SEC on December 10, 2024, regarding the completion of its acquisition of Greenbrook to include the historical financial statements of Greenbrook required by Item 9.01(a) of Form
8-K
and the pro forma financial information required by Item 9.01(b) of Form
8-K.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired
The audited financial statements of Greenbrook as of and for the years ended December 31, 2022 and December 31, 2023, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.1 to this Form
8-K/A
and incorporated by reference herein.
The unaudited financial statements of Greenbrook as of and for the nine months ended November 30, 2024 are filed as Exhibit 99.2 to this Form
8-K/A
and incorporated by reference herein.
(b) Pro Forma Financial Information
The unaudited pro forma financial information for the Company, after giving effect to the acquisition of Greenbrook and adjustments
described in such pro forma financial information, is attached hereto as Exhibit 99.3 to this Form
8-K/A
and incorporated by reference
herein
.
(d)  Exhibits

Exhibit Number	Description

23.1	Consent of Independent Registered Accounting Firm, KPMG LLP

99.1	Audited consolidated financial statements of Greenbrook as of and for the years ended December 31, 2022 and December 31, 2023 and the notes related thereto and Report of Independent Registered Public Accounting Firm thereon (incorporated by reference to pages F-1 through F-55 of Greenbrook’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (SEC file No. 001-40199), filed with the SEC on April 26, 2024).

99.2	Unaudited consolidated condensed financial statements of Greenbrook as of September 30, 2024 and for the periods ended September 30, 2024 and the notes related thereto.

99.3	Unaudited pro forma combined balance sheet as of September 30, 2024 and the unaudited pro forma combined statement of operations for the periods ended September 30, 2024 and the year ended December 31, 2023, giving effect to the acquisition of Greenbrook.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document )

Table of Contents
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report
to be signed on its behalf by the undersigned hereunto duly authorized.

NEURONETICS, INC.
(Registrant)

Date: February 6, 2025	By:	/s/ Stephen Furlong
	Name:	Stephen Furlong
	Title:	EVP, Chief Financial Officer and Treasurer